UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 14, 2021

AAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-6263	36-2334820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One AAR Place

1100 N. Wood Dale Road

Wood Dale, Illinois 60191

(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code: (630) 227-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	AIR	New York Stock Exchange
Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On April 14, 2021, the Board of Directors of AAR CORP. (the “Company”), at its regularly scheduled meeting, increased the size of the Board to 12 members and, upon the recommendation of the Nominating and Governance Committee, elected Ellen M. Lord, as a director to fill the vacancy created by the increase. The Board has not yet determined Ms. Lord’s committee assignments.

Ms. Lord will participate in the Company’s standard director compensation programs as described in the Company’s most recent proxy statement. As part of her director compensation, Ms. Lord will receive a grant of 996 restricted shares, which represents a pro-rata portion of the 5,976 share grant awarded to directors on June 1, 2020 for the fiscal year ending May 31, 2021. The restricted shares will have a grant date of May 3, 2021 and vest on June 1, 2021.

There was no arrangement or understanding between Ms. Lord and any other persons pursuant to which she was selected as a director. There are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission between the Company and Ms. Lord required to be disclosed herein.

A press release announcing the election of Ms. Lord to the Company’s Board of Directors is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)                     Exhibits

Exhibit No.	Description

99.1	Press release issued by AAR CORP. on April 16, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      April 16, 2021

AAR CORP.

By:	/s/ Jessica A. Garascia
Jessica A. Garascia
Vice President, General Counsel and Secretary